SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 19, 2002


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

        1-2918                                           61-0122250
(Commission File Number)                             (I.R.S. Employer
                                                     Identification No.)


50 E. RiverCenter Boulevard, Covington, Kentucky        41012-0391
(Address of principal executive offices)                (Zip Code)


P.O. Box 391, Covington, Kentucky                       41012-0391
(Mailing Address)                                       (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333



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     Item 5. Other Events

     On September 19, 2002, Ashland Inc. ("Ashland") reported that James J. O'Brien, currently president and chief operating officer of Ashland, will become chief executive officer of Ashland effective October 1, 2002. As previously reported, he will become chairman of the board of directors effective November 15, 2002 when Paul W. Chellgren, current chairman, retires. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference in its entirety.

     Item 7. Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press Release dated September 19, 2002.




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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ASHLAND INC.
                                           --------------------------------
                                           (Registrant)



    Date:  September 19, 2002              /s/ David L. Hausrath
                                           --------------------------------
                                           Name:     David L. Hausrath
                                           Title:    Vice President and
                                                     General Counsel



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                               EXHIBIT INDEX

     99.1 Press release dated September 19, 2002.



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